POWER OF ATTORNEY

            The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 for the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of October, 1999.


                                          /s/ Conrad Black
                                          ----------------------------------
                                          CONRAD BLACK

                                POWER OF ATTORNEY

            The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 for the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of October, 1999.


                                          /s/ Viscount Blakenham
                                          ----------------------------------
                                          VISCOUNT BLAKENHAM

                                POWER OF ATTORNEY

            The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 for the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 25th day of October, 1999.


                                          /s/ Walter J.P. Curley
                                          ----------------------------------
                                          WALTER J.P. CURLEY

                                POWER OF ATTORNEY

            The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 for the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 26th day of October, 1999.


                                          /s/ Max M. Fisher
                                          ----------------------------------
                                          MAX M. FISHER

                                POWER OF ATTORNEY

            The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 for the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of October, 1999.


                                          /s/ The Marquess of Hartington
                                          ----------------------------------
                                          THE MARQUESS OF HARTINGTON

                                POWER OF ATTORNEY

            The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 for the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 1st day of November, 1999.


                                          /s/ Henry R. Kravis
                                          ----------------------------------
                                          HENRY R. KRAVIS

                                POWER OF ATTORNEY

            The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 for the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 1st day of November, 1999.


                                          /s/ Jeffrey H. Miro
                                          ----------------------------------
                                          JEFFREY H. MIRO

                                POWER OF ATTORNEY

            The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 for the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as her own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature this 2nd day of November, 1999.


                                          /s/ Sharon Percy Rockefeller
                                          ----------------------------------
                                          SHARON PERCY ROCKEFELLER

                                POWER OF ATTORNEY

            The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 for the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 1st day of November, 1999.


                                          /s/ A. Alfred Taubman
                                          ----------------------------------
                                          A. ALFRED TAUBMAN